                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar4                                 WEIGHTED AVERAGE PC RATE:    5.56235%
POOL NUMBER:  Group 1 = 1844
____________________________________________________________________________________________

ISSUE DATE:  03/25/2002
CERTIFICATE BALANCE AT ISSUE:  $3,674,714,100.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2786                       $1,797,854,408.75
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                       $2,975.94
Unscheduled Principal Collection/Reversals                         $3,503,797.31
Liquidations-in-full                                     271     $183,192,682.43
Net principal Distributed                                        $186,699,455.68   ($186,699,455.68)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2515                       $1,611,154,953.08

SCHEDULED INTEREST AT MORTGAGE RATE:                               $9,160,677.94

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $824,016.43

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                           $195,036,117.19

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-ar4                                 WEIGHTED AVERAGE PC RATE:    5.56235%
POOL NUMBER:  Group 1 = 1844
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

   $186,699,455.68     $8,336,661.51             $0.00     $8,336,661.51             $0.00   $195,036,117.19

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $72,190,834.00             $0.00             $0.00             $0.00    $72,190,834.00
Bankruptcy Bond
   Single-Units           $282,929.00             $0.00             $0.00             $0.00       $282,929.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $73,863,642.00             $0.00             $0.00             $0.00    $73,863,642.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   12      $7,302,699.16         2        $797,804.27         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
02/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $43,766,456.98
                B2                $22,758,292.17
                B3                $12,254,683.80
                B4                 $5,251,330.15
                B5                 $5,251,330.15
                B6                 $7,006,211.12
                              __________________
                Total             $96,288,304.36
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of January 31, 2003):

SERIES:  2002-ar4               POOL NUMBER:  Group 1 = 1844

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:     $1,611,154,953.08**        $8,100,503.43***        $7,302,699.16***
Number:                         5043                     14                      12
% of Pool:                    100.00%                  0.50%                   0.45%
(Dollars)
% of Pool:                    100.00%                  0.28%                   0.24%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $797,804.27***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.05%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.04%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 2003 scheduled payments and January 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
January 31, 2003.

Trading Factor, calculated as of distribution date : 0.43625115.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 2003, and unscheduled prepayments in months prior to February ) can be calculated.